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                                                                   Exhibit 10.37
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                              SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (this "Agreement") is entered into as of July
                                        ---------
25, 2001, by and between Gerald D.  Van Eeckhout ("Debtor"), and ACT
                                                   ------
Teleconferencing, Inc., a Colorado corporation ("Secured Party").
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                                    RECITALS

         A. Secured Party has accepted a promissory note in the amount of $347,875 (the "Note") as full consideration for a loan to Debtor, pursuant to a
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resolution by the Board of Directors of even date herewith.

         B. In order to induce Secured Party to accept the Note, Debtor has executed and delivered a this Security Agreement.

                                    AGREEMENT

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor and Secured Party hereby agree as follows:

                  1.       Grant of Security Interest.  Subject to the terms
                           --------------------------
and provisions contained herein, Debtor hereby grants to Secured Party a security interest in all tangible personal property and receivables in which Debtor holds an ownership interest (the "Collateral").

                  2.       Covenants and Agreements of Debtor.  Debtor hereby
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covenants and agrees:

                           (a) to promptly pay all taxes and assessments of every nature which may be levied or assessed against the Collateral.

                           (b) to maintain and preserve ownership of the Collateral.

                           (c) to not transfer or attempt to transfer any interest in such Collateral.

                           (d) from time to time to execute such additional documents and take such other action as Secured Party may deem necessary to effectuate, maintain and preserve its security interest in the Collateral and the perfection of the same and shall indemnify Secured Party from and against all reasonable costs and expenses incurred in connection therewith, including reasonable attorneys'
         fees. Without limitation on the generality of the foregoing, to the extent any of the Collateral or proceeds therefrom constitutes cash or other property for which a security interest under the Colorado Uniform Commercial Code may be perfected only by possession, upon written request
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         from Secured Party, Debtor shall forthwith deliver the same to
         Secured Party upon Debtor's receipt thereof.

                  3.       Events of Default. The following shall constitute
                           -----------------
"Events of Default" hereunder, and each such Event of Default shall also
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constitute an Event of Default under the Note, entitling Secured Party to exercise all or any of the remedies available to Secured Party under the terms of the Note and this Agreement:

                           (a) Any default by Debtor under the Note, including the failure by Debtor to pay any sum when due and payable under the Note; or

                           (b) The failure of Debtor to perform or observe, or other breach of, any other covenant, obligation, agreement, condition, prohibition, representation, warranty or any other term or provision hereunder.

                  4.       Cure by Secured Party. Debtor agrees that Secured
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Party shall have the right, but not the obligation, to take any action reasonably necessary to maintain, protect and preserve the Collateral. The amount due under the Note shall be increased by any amounts so paid by Secured Party. Payment or action by the Secured Party under this Section 4 shall not be deemed to cure any default by Debtor under the Note or this Agreement.

                  5.       Secured Party's Right Upon an Event of Default.
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                           (a)      Upon the occurrence of an Event of Default
         hereunder, Secured Party shall have all of the remedies of a secured party under the Uniform Commercial Code as enacted by the State of Colorado and then in effect. Without limiting the foregoing, Secured Party shall be entitled to recover all of its costs and expenses incurred in enforcing its rights hereunder and under the Note, including reasonable attorneys' fees and costs.

                           (b) For any Collateral which constitutes proceeds resulting from liquidated proceeds or sums of any nature, Secured Party may, without being obligated to sell or attempt to sell any Collateral, giving rise to the proceeds or sums, collect such proceeds or sums from the Debtor and apply the same in reduction of the indebtedness secured hereby in such order and manner as Secured Party shall determine in its discretion. Debtor hereby authorizes any such account debtor or obligor to perform for Secured Party upon receiving notice from Secured Party that it is entitled to such performance, regardless of any dispute between Debtor and Secured Party concerning the existence of the requisite Event of Default or any other matter, and the Debtor hereby releases any such debtor or obligor from any liability for so performing. In connection therewith, such indebtedness shall be reduced only to the extent that such liquidated sums are actually received and actually applied by Secure Party as aforesaid.

                           (c) The rights and remedies of Secured Party hereunder are cumulative and are not in lieu of, but are in addition to, any other rights or remedies which Secured Party may have under the Note, at law or in equity.

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                  6.       Further Assurances.  Debtor hereby agrees to execute
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such other documents and perform such other acts as may be deemed necessary or appropriate by Secured Party to perfect, protect or enforce the rights hereunder.

                  7.       Binding Effect.  The provisions of this Agreement
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shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

                  8.       Amendment.  This Agreement may not be amended,
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modified, or changed, nor shall any waiver of any provision hereof be effective, except only by an instrument in writing and signed by the party against whom enforcement of any waiver, amendment, change, modification, or discharge is sought.

                  9.       Notices.  All notices permitted under this Agreement
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shall be in writing signed by the party giving same and shall be deemed effective upon personal delivery or telefacsimile transmission or three days after mailing by certified or registered mail, postage prepaid, as follows:

         If to Debtor:

                  Gerald D. Van Eeckhout
                  1658 Cole Boulevard, Suite 130
                  Golden, Colorado  80401
                  Telephone: (303) 235-6777
                  Facsimile: (303) 233-0895

         If to Secured Party:

                  ACT Teleconferencing, Inc.
                  Attn: Gavin J. Thomson
                  1658 Cole Boulevard, Suite 130
                  Golden, Colorado  80401
                  Telephone:  (303) 235-9000
                  Facsimile:  (303) 233-0895

                  10.      Governing Law. This Agreement shall be governed by
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and construed in accordance with the laws of the State of Colorado.

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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                            DEBTOR:

                            ___________________________________________________
                                           Gerald D. Van Eeckhout

                            SECURED PARTY:

                            ACT TELECONFERENCING, a Colorado
                            corporation

                            By:     ___________________________________________
                                    Gavin J. Thomson, Chief Financial Officer

CONSENT:

I consent to the terms of this Security
Agreement as applicable to any portion of the Collateral of which I am the owner with Debtor in joint tenancy.

____________________________________________
          Carolyn R. Van Eeckhout

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